[SHIP LOGO VANGUARD /(R)/]



VANGUARD/(R)/ GLOBAL EQUITY FUND



SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 25, 2008

IMPORTANT CHANGE TO VANGUARD GLOBAL EQUITY FUND
NEW MANAGER JOINS INVESTMENT ADVISORY TEAM

The board of trustees of Vanguard Global Equity Fund has added Baillie Gifford Overseas Ltd. ("Baillie Gifford") to the Fund's investment advisory team. Effective immediately, Baillie Gifford manages a modest portion of the Fund's assets. Over time, it is expected that Baillie Gifford will manage a larger portion of the Fund.

Baillie Gifford and the Fund's continuing investment advisors each independently select and maintain separate portfolios of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


INVESTMENT OBJECTIVE, PRIMARY RISKS, AND FEES AND EXPENSES

The Fund's investment objective and primary risks will not change. The addition of Baillie Gifford is not expected to have a material impact on the Fund's fees or expenses for the current fiscal year.


PROSPECTUS TEXT CHANGES

The prospectus is revised as follows:

In the FUND PROFILE section, under "Additional Information," the following is added as the third bullet point:

.. Baillie Gifford Overseas Ltd., Edinburgh, Scotland, since 2008




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In the MORE ON THE FUND section, under "Security Selection," the following text should be added:

Baillie Gifford Overseas Ltd. (Baillie Gifford), advisor for a modest portion of the Fund's assets, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers the sustainability of earnings growth to be a critical factor in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a favorable attitude toward shareholders. The main financial considerations in this bottom-up analysis are earnings growth, cash-flow generation, profitability, interest coverage, and balance-sheet strength.

In the Investment Advisors section, the following is added as the third bullet point:

.. Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly-owned by Baillie Gifford & Co., a Scottish investment company. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. As of December 31, 2007, Baillie Gifford & Co. had assets under management that totaled approximately $110 billion.

In the INVESTMENT ADVISORS section, under the "Plain Talk About the Fund's Portfolio Managers" the following is added:

Charles Plowden, Joint Senior Partner, Chief of Investment Staff, and lead Portfolio Manager of Baillie Gifford's Global Alpha Portfolio Construction Group. He has managed investment portfolios with Baillie Gifford since 1983 and has co-managed a portion of the Fund since 2008. Education: B.A., Oxford University.


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Spencer Adair, CFA, Investment Manager of Global Alpha Strategy at Baillie
Gifford. He joined Baillie Gifford in 2000, has managed investment portfolios since 2003, and has co-managed a portion of the Fund since 2008. Education:
B.Sc., University of St. Andrews.

Malcolm MacColl, Investment Manager of Global Alpha Strategy at Baillie Gifford. He joined Baillie Gifford in 1999, has managed investment portfolios since 2002, and has co-managed a portion of the Fund since 2008. Education: M.A., M. Litt., University of St. Andrews.
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(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS129 042008

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                                                      [SHIP LOGO VANGUARD /(R)/]


VANGUARD/(R)/ HORIZON FUNDS


SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 25, 2008

VANGUARD(R) GLOBAL EQUITY FUND ADDS NEW INVESTMENT ADVISOR

The board of trustees of Vanguard Global Equity Fund has added Baillie Gifford Overseas Ltd. (Baillie Gifford) to the Fund's investment advisory team. Effective immediately, Baillie Gifford manages a modest portion of the Fund's assets. Over time, it is expected that Baillie Gifford will manage a larger portion of the Fund.

Baillie Gifford and the Fund's continuing investment advisors each independently select and maintain separate portfolios of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

Under the heading "Investment Advisory Services," the following text changes are made.

The following text replaces similar text on page B-30:

The Trust currently uses six investment advisors:


-Acadian Asset Management LLC provides investment advisory services to a portion of the assets in the Global Equity Fund.

-AllianceBernstein L.P. provides investment advisory services to a portion of the assets in the Global Equity Fund.

-Baillie Gifford Overseas Ltd. provides investment advisory services to a portion of the assets in the Global Equity Fund.

-Marathon Asset Management LLP provides investment advisory services to a portion of the assets in the Global Equity Fund.

-PRIMECAP Management Company provides investment advisory services to the Capital Opportunity Fund.

-Vanguard provides investment advisory services to the Strategic Equity Fund and the Strategic Small-Cap Equity Fund.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided, investment performance, and fair market value of services provided. Each advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended September 30, 2007 (March 31, 2008, for Baillie Gifford).

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The following text replaces the first three paragraphs under the heading "II.
Vanguard Global Equity Fund" starting on page B-32:

Vanguard Global Equity Fund uses a multimanager approach. The Fund has entered into investment advisory agreements with its advisors to manage the investment and reinvestment of the portion of the Global Equity Fund's assets that the Fund's board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

The Fund pays each advisor, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Morgan Stanley Capital International All Country World Index (the Index). The investment performance of each Portfolio will be based on the cumulative return of each Portfolio over a trailing 36-month (60-month for AllianceBernstein) period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

On page B-36, within the same section, the following text is added as a new subsection C (the former subsection C is now lettered D).:

C. BAILLIE GIFFORD OVERSEAS LTD.

Baillie Gifford Overseas Ltd. (Baillie Gifford) is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

1. Other Accounts Managed

Charles Plowden, Spencer Adair, CFA, and Malcolm MacColl co-manage a portion of Vanguard Global Equity Fund; as of September 30, 2007, the Fund held assets of $7.6 billion. As of December 31, 2007, Mr. Plowden, Mr. Adair, and Mr. MacColl jointly co-managed two pooled investments with assets totaling $1.18 billion and eight other accounts with assets totaling $1.83 billion (including one with total assets of $95.6 million where the advisory firm's fee was based on account performance).

2. Material Conflict of Interest

At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.

One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client-specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can of course operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders in Baillie Gifford will generally treat order priority on a "first come, first served" basis, and any exceptions to this are permitted only in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

Baillie Gifford is wholly owned by Baillie Gifford & Co (BG & Co), a partnership based in Scotland. Mr. Plowden is a partner of BG & Co. As such, he receives a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within BG & Co, and length of service. The
                                                                  (over, please)

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basis for the profit share is detailed in the Baillie Gifford Partnership
Agreement. The main staff benefits, such as pension schemes, are not available to partners and therefore partners provide for benefits from their own personal funds.

As employees of the firm, Mr. Adair and Mr. MacColl receive compensation with three key elements: (i) base salary, (ii) a company-wide all staff bonus and
(iii) a performance related bonus referred to as the Investment Departments' Incentive Bonus Scheme. The performance related bonus is based 50% on individual performance and 50% on investment performance. The latter is calculated on a team basis and is measured over a one and three year period (with a weighting of 25%/75%). This performance is measured against the relevant benchmark.

4. Ownership of Securities

As of March 31, 2008, Mr. Plowden, Mr. Adair, and Mr. MacColl did not own any shares of the Global Equity Fund.

On page B-38, the following text replaces the first paragraph under the heading "IV. Duration and Termination of Investment Advisory Arrangements":


IV. DURATION AND TERMINATION OF INVESTMENT ADVISORY ARRANGEMENTS
The current investment advisory agreement with each advisor of Vanguard Capital Opportunity Fund and Vanguard Global Equity Fund is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days' written notice to the advisor, (2) by a vote of a majority of the Fund's outstanding voting securities upon 30 days' written notice to the advisor, or (3) by the advisor upon ninety (90) days' written notice to the Fund. The Trust's current agreement with Baillie Gifford is binding for a two-year period. At the end of that period, the agreement will become renewable for successive one-year periods, subject to the above conditions.






















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(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                  PSAI069 042008